CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

CAE Inc. (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 40-F for the fiscal year ended March 31, 2015 (the “Report”).

I, Stéphane Lefebvre, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes‑Oxley Act of 2002, that:

(i)                                                   the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)                                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stéphane Lefebvre

Stéphane Lefebvre

Vice President, Finance and Chief Financial Officer

Date: June 26, 2015